UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MED X SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MED X SYSTEMS, INC.
2 West 46th Street
2nd Floor
New York, NY 10036
(212) 653 8940

______ __, 2008

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on _______, 2008, at 10:00 a.m. local time, at our offices located at 2 West 46th Street, 2nd Floor, New York, NY 10036.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.           To grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each [one hundred] pre-consolidation shares; and

2.           To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Our Board of Directors recommends that you vote for the approval of the authority to our Board of Directors for implementation of the reverse stock split.

Your vote is important to us, and I look forward to seeing you at the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Med X Systems, Inc.

Sincerely,

/s/ Alan Moadel
Alan Moadel
Chairman, President, Chief Executive Officer,
Chief Financial Officer and Director

MED X SYSTEMS, INC.
2 West 46th Street
2nd Floor
New York, NY 10036
(212) 653 8940

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of Med-X Systems, Inc. (the “Company”) will be held on _______ ___, 2008, at 10:00 a.m., at  our offices located at 2 West 46th Street, 2nd Floor, New York, NY 10036 for the following purposes:

1.           To grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each [one hundred] pre-consolidation shares; and

2.           To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on April 9, 2008 the record date.  Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions.  For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

___________, 2008

/s/ Alan Moadel
Alan Moadel
Chairman, President, Chief Executive Officer,
Chief Financial Officer and Director

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

MED X SYSTEMS, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT
THIS PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of Med X Systems, Inc., a Nevada corporation (the "Company"), commencing on or about _____________, 2008, in connection with the solicitation of proxies by our Board of Directors of the Company (the "Board") for use at the special meeting of the shareholders of the Company (the "Meeting") to be held at 2 West 46th Street, 2nd Floor, New York, NY 10036, on ________________ , 2008 at 10:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the authority to our Board to implement a reverse stock split of our common stock on the basis of one post-consolidation share for each one hundred pre-consolidation shares.

Our Board recommends to the shareholders that they approve the proposal as described herein. As discussed below, the purpose of a stock split would be to change the market price of our common stock in order to generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

The shareholders also will transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

Our Board recommends that you vote your shares FOR the grant of authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for each one hundred pre-consolidation shares.

Who can vote at the Meeting?

Shareholders of record at the close of business on April 9, 2008 (the “Record Date”) may vote at the Meeting.  On the Record Date, 20,596,469 shares of Common Stock were outstanding and entitled to vote at the Meeting.  Shareholders are entitled to one vote for each share of Common Stock held on the Record Date. Thus, an aggregate of 20,596,469 votes (the “Voting Shares”) may be cast by shareholders at the Meeting.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting.  To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States.  If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the grant of authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for each one hundred pre-consolidation shares.  Proxies in the form enclosed are solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Med X Systems, Inc., Attention: Mr. Alan Moadel, Chief Executive Officer, 2 West 46th Street, 2nd Floor, New York, NY 10036, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date.  Since there is an aggregate of 20,596,469 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 10,298,235 Voting Shares is present in person or by proxy at the Meeting.  Under Nevada Law, any shareholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum.

How many votes are required to approve the proposals?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting.  For example, if all 20,596,469 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 10,298,235 Voting Shares.  As another example, if only the required minimum quorum of 10,298,235 Voting Shares are present in person or by proxy at the meeting, then the proposal must be approved by the affirmative vote of the holders of 5,149,118 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o Med X Systems, Inc., Attention: Alan Moadel, Chief Executive Officer, 2 West 46th Street, 2nd Floor, New York, NY 10036.  Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1
GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
TO IMPLEMENT A ONE FOR UP TO EACH ONE HUNDRED REVERSE STOCK SPLIT

Our Board seeks shareholder approval for the discretionary authority to our Board to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the directors approved and deemed advisable is up to one hundred pre-consolidation shares for one post-consolidation share.

If you approve the grant of discretion authority to our Board to implement a reverse split, we will effectuate a reverse split of our then issued and outstanding common stock on the basis of up to one hundred pre-consolidation shares for one post-consolidation share.

The directors believe that the higher share price that might initially result from the reverse stock split could help generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

Effect of the Reverse Split, Fractional Shares

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one post consolidation share for up to each one hundred post consolidation shares, every one hundred shares of our common stock owned by a shareholder will automatically be changed into and become one share of our common stock, with one hundred being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.  Shareholders should recognize that the effect of a reverse split will result in the ownership of fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for one hundred exchange ratio, subject to adjustment for fractional shares, as described below).  The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

Fractional shares which would otherwise be held by the shareholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each one hundred shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are shareholders presently holding fewer than one hundred shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our shareholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our shareholders.

The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.  For example, based on the 20,596,469 shares of our common stock outstanding on the record date, and the 250,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 229,403,531 shares of our common stock remain available for issuance presently.  If we elect to implement a reverse stock split of the common stock on the basis of one post consolidation share for each one hundred pre-consolidated share, the number of outstanding shares of our common stock would decrease from 20,596,469 shares to 205,965 shares and 249,794,035 shares of our common stock would remain available for issuance after the reverse split.  Therefore, such reverse split would have the effect of increasing the number of authorized but unissued shares of our common stock from 229,403,531 shares to 249, 794,035 shares.

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in his old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

Effective Date

If the proposed reverse split is approved by the shareholders, the split would become effective at such time as the Certificate of Amendment effecting the reverse split is accepted and approved by the Secretary of State of the State of Nevada. Except as explained herein with respect to fractional shares and shareholders who currently hold fewer than one hundred shares, or such lesser amount as we may determine on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the one for one hundred exchange ratio or such other exchange ratio we determine.

Risks Associated with the Reverse Split

This Proxy Statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price.

If approved, the reverse stock split could result in some shareholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

Our Board has approved the grant of authority to the Board to implement a reverse stock split and recommends that shareholders of the Company vote “FOR” approval to such grant of authority.

PROPOSAL NO. 2
OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the meeting other than the item referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Position Held with the Company	Age	Date First Appointed

Alan Moadel	Chairman, President, Chief Executive Officer, Chief Financial Officer, Secretary, and Director	63	March 2007
Phillip Maroof	Director	26	March 2007

Business Experience

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person’s principal occupation during the period, and the name and principal business of the organization by which he was employed.

Alan Moadel has senior executive experience in consumer marketing and business operations in the jewelry and rug industries.  From 2006 to January 2007, Mr. Moadel served as marketing consultant for New York based Royal Chain Inc., a manufacturer, importer, wholesaler and direct to consumer marketer of fine jewelry.  From 1976 to 2006, he founded and operated Westport, Connecticut based Crown Oriental Rugs, Inc., a leading importer, seller and distributor of handmade oriental carpets.  Mr. Moadel received a B.A. degree in Mathematics in 1969 from the University of Bridgeport.

Philip Maroof currently serves as Creative Director for Royal Chain Inc., a manufacturer, importer, wholesaler and direct to consumer marketer of fine jewelry that is headquartered in New York, New York.  Mr. Maroof's responsibilities at Royal Chain Inc. since he joined the company in 2003 have included product development, marketing campaign management and making televised sales presentations on SHOPNBC and TVSN.  Mr. Maroof received a B.S. degree in International Business and Marketing in 2003 from New York University Stern School of Business.

There are no family relationships among our directors or officers.  None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years.  We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director is a party adverse to our company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries.  There are no agreements with respect to the election of Directors. Other than described in Section 10 below, we have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Audit Committee Financial Expert.  The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board is seeking additional Board members whom it hopes will qualify as such an expert.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the most recent fiscal year, none of the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act has filed such forms on a timely basis.

Code of Ethics.  The Company has not adopted a Code of Ethics.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information regarding compensation earned in or with respect to each of our last three completed fiscal years by:

	each person who served as our chief executive officer in 2007;

	each person who served as our chief financial officer in 2007; and


our three most highly compensated executive officers, other than our chief executive officer and our chief financial officer, who were serving as executive officers at the end of 2007 and, were compensated in excess of $100,000.

We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan Compensation ($)	Nonqualified Deferred compensation Earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Alan Moadel	2007	$104,000	(1)	0	0	0	0	0	0	$104,000
	2006	0		0	0	0	0	0	0	0
	2005	0		0	0	0	0	0	0	0
Hank A. Vanderkam	2007	0		0	0	0	0	0	0	0
	2006	0		0	0	0	0	0	0	0
	2005	0		0	0	0	0	0	0	0

(1) For the Year ended December 31, 2007, Mr. Moadel received $104,000 in salary from Cranston, Inc., a New York corporation, a privately held subsidiary of the Company.

We have no employment agreements with our executive officers or any employees.

Outstanding Equity Awards

As of December 31, 2007, none of our directors or executive officers held unexercised options, stock that had not vested, or equity incentive plan awards. No stock options or stock appreciation rights were granted to any of our directors or executive officers during the period from the date of our incorporation through December 31, 2007.

Other Compensation

For the year ended December 31, 2007, Alan Moadel received approximately $13,192 in health insurance compensation from Cranston, Inc., a New York corporation and a wholly owned subsidiary of the Company (“Cranston”). We have no pension, annuity, bonus, equity incentive, non-equity incentive, stock options, profit sharing or similar benefit plans.

Compensation of Directors

There are no arrangements pursuant to which our director is or will be compensated in the future for any services provided as a director.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There is currently no employment or other contracts or arrangements with our officers and directors. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of such directors, officers or consultants from us. There are no arrangements for directors, officers, employees or consultants that would result from a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the fiscal year ended December 31, 2007, none of the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act has filed such forms on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April __, 2008, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 20,596,469 shares of Common Stock which are issued and outstanding as of April __, 2008.  Unless indicated otherwise, all addresses below are c/o Med X Systems, Inc. 2 West 46th Street, 2nd Floor, New York, NY 10036.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Phillip Maroof	2,800,000	13.59%
Shahram Yafeh	2,800,000	13.59%
Total	5,600,000	27.18%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, during the last two years we have not been a party to any transaction, proposed transaction or series of transactions in which the amount involved exceeded $120,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

For the Year ended December 31, 2007, Mr. Moadel received $104,000 in salary from Cranston. On August 29, 2007, Equitable Assets, Inc., a Nevada corporation and the controlling stockholder of Cranston, executed and delivered a Plan and Agreement (the “Merger Agreement”) with Cranston and the Company, whereby Cranston merged with and into the Company.  Pursuant to the Merger Agreement, the stockholders of Cranston received shares of the common stock of the Company in exchange for all of their shares of the common stock of Cranston. As a result of the merger, Cranston became the privately held subsidiary of the Company.

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than five percent of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC rules and our Code of Regulations. Should a shareholder wish to have a proposal appear in our Proxy Statement for next year’s annual meeting, under applicable SEC rules, the proposal must be received by our Secretary on or before December 22, 2008, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. If a shareholder intends to present a proposal at next year’s annual meeting but does not intend to seek the inclusion of such proposal in our Proxy Statement, such proposal must be received by us prior to February 22, 2009, or our management proxies will be entitled to use discretionary voting authority should such proposal be raised without any discussion of the matter in the Proxy Statement. Our address is c/o Med X Systems, Inc. Mr. Alan Moadel, 2 West 46th Street, New York, NY 10036.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

 The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as “householding,” would generally permit us to send a single annual report and a single proxy statement to any household at which two or more different shareholders reside if we believe such shareholders share the same address, unless the shareholder(s) have opted out of the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces our expenses. We have instituted householding. If (i) you wish to receive separate annual reports or proxy statements, either this year or in the future, or (ii) members of your household receive multiple copies of our annual report and proxy statement and you wish to request householding, you may contact our transfer agent, Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107, (801) 266-7151, fax (801) 262-0907, or write to Mr. Alan Moadel at our address at c/o Med X Systems, Inc. 2 West 46th Street, 2nd Floor, New York, NY 10036.

 In addition, many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which our shares are beneficially owned, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report on Form 10-K for the 2007 fiscal year or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

c/o Med X Systems, Inc.
2 West 46th Street, 2nd Floor
New York, NY 10036
(212) 653 8940

By Order of the Board of Directors,

/s/ Alan Moadel
Alan Moadel
Chairman, President, Chief Executive Officer,
Chief Financial Officer, Secretary, and Director

_____________, 2008

MED X SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
_________, 2008

 The undersigned, a shareholder of Med X Systems, Inc. (the "Company"), does hereby appoint Alan Moadel, as the Chief Executive Officer and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on ___________, 2008, at 10:00 a.m., at the offices of the Company, located at 2 West 46th Street, New York, NY 10036 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.           Approval of the grant of authority to the Company’s board of directors to implement a reverse stock split of the common stock of the Company on the basis of one post-consolidation share for each one hundred pre-consolidation shares.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.           In the discretion of the persons acting as proxies, on such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned:

Dated:	, 2008	Signature:
Name:
Address:
Dated:	, 2008	Signature:
Name:
Address: